UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

HCM ACQUISITION CORP
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED DECEMBER 15, 2023

HCM ACQUISITION CORP
100 First Stamford Place
Suite 330
Stamford, CT 06902

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 18, 2024

TO THE SHAREHOLDERS OF HCM ACQUISITION CORP:

You are cordially invited to attend an extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of HCM Acquisition Corp (the “Company,” “HCM,” “we,” “us” or “our”), a Cayman Islands exempted company, to be held at 10:00 a.m.     Eastern time, on January 18, 2024. The Extraordinary Meeting will be held at 100 First Stamford Place, Suite 330, Stamford, CT 06902. For your convenience, we will also webcast the Extraordinary Meeting live via the Internet at www.virtualshareholdermeeting.com/     . At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.
A proposal by special resolution, to amend the Company’s amended and restated memorandum and articles of association (our “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination (the “Extension”) from January 25, 2024 (the “Original Termination Date”) to February 25, 2024 (the “Extended Date”), with the option to elect to extend the date to consummate a business combination on a monthly basis for up to five times by an additional month each time after February 25, 2024, without another shareholder vote, upon two days’ advance notice prior to the applicable deadline, for a total of up to six months to July 25, 2024, unless the closing of a business combination shall have occurred (the “Additional Extension Date” and such proposal, the “Extension Amendment Proposal”).

2.
A proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the amendment of the Investment Management Trust Agreement, dated April 20, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Extension (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”).

3.
A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Proposals is cross-conditioned on the approval of the others.

The purpose of the Extension Proposal is to (i) allow the Company more time to complete a business combination, which may include its contemplated business combination (the “Contemplated Business Combination”) pursuant to the Amended & Restated Business Combination Agreement, dated August 2, 2023 (the “Business Combination Agreement”), by and among MURANO PV, S.A. DE C.V., a Mexican corporation (the “Target”), Elías Sacal Cababie, an individual (“ESC”), ES Agrupación, S.A. de C.V., a Mexican corporation (the “ESAGRUP” and collectively with ESC, the “Seller”), Murano Global B.V. a private limited liability company under Dutch law (“PubCo”), MPV Investment B.V., a private limited liability company under Dutch law, which is a direct wholly-owned subsidiary of PubCo (“HoldCo”) and Murano Global Cayman, a Cayman Islands exempted company incorporated with limited liability which is a direct wholly-owned subsidiary of PubCo (“New CayCo” and together with the Company, Seller, PubCo and HoldCo, the “Murano Group”), which was unanimously approved by HCM’s Board of Directors and by the Target’s Board of Directors. While we have entered into a definitive agreement in respect of the Contemplated Business Combination, our board of directors currently believes that there will not be sufficient time before the Original Termination Date to hold a general meeting at which to conduct a vote for shareholder approval of the Contemplated Business Combination and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to five times by an additional month each time after the Extended Date, upon two days’ advance notice prior to the applicable deadline, until the Additional Extension Date, unless the closing of a business combination shall have occurred. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Original Termination Date to the Extended Date, with optional additional extensions up to five (5) times by an additional month each time until the Additional Extension Date, unless the closing of a business combination shall have occurred.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal is more fully described in the accompanying proxy statement. You will be able to attend and participate in the Extraordinary Meeting in person or online by visiting www.virtualshareholdermeeting.com/     . See “Questions and Answers about the Extraordinary Meeting — How do I attend the Extraordinary Meeting, and will I be able to ask questions?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock or share exchange, asset acquisition, stock purchase, share purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). Our Amended and Restated Memorandum and Articles of Association currently provides that the Company must redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account if it has not consummated its initial business combination by January 25, 2024. The Company’s board of directors (the “Board”) currently believes that there may not be sufficient time before January 25, 2024 to complete an initial business combination. Accordingly, our Board believes that the Extension is advisable in order to be able to consummate an initial business combination in an orderly fashion. Therefore, our Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the prospective investment.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension.

A special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, holders of public shares (each, a “public shareholder”) may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding public shares (a “Redemption Election”), regardless of whether such public shareholder votes on the Proposals. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on  January 16, 2024, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Deadline”).

Our Board may elect to postpone or abandon the Proposals in its sole discretion up to and until the time of the Extraordinary Meeting.

In no event will the Company proceed with the Extension if the Redemption Elections of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

In particular, if the Board elects to consummate the Contemplated Business Combination prior to January 25, 2024, and our shareholders so authorize such consummation, the Board will likely elect to abandon the Proposals.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Adjournment Proposal.

Our Board has fixed the close of business on December 19, 2023 as the Record Date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on that date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Extraordinary Meeting will be available for 10 days before the Extraordinary Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Extraordinary Meeting.

In connection with the Extension Amendment Proposal, public shareholders may make the Redemption Election, regardless of whether such public shareholders vote on the Proposals. If the Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders that do not make the Redemption Election, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $      at the time of the Extraordinary Meeting. The closing price of the Class A ordinary shares (the “Class A Ordinary Shares” or the “public shares”) on the Nasdaq (the “Nasdaq”) on December 19, 2023, the Record Date of the Extraordinary Meeting, was $          . Accordingly, if the market price were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $      more per share than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if required and approved, will allow our Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before January 25, 2024, as contemplated by the prospectus from our IPO and in accordance with our Amended and Restated Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants (as defined below), including the Warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on the Contemplated Business Combination at this time. If the Extension is approved and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on the Contemplated Business Combination in the event one is submitted to the public shareholders (provided that you are a shareholder on the Record Date for a meeting to consider the Contemplated Business Combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the Contemplated Business Combination is approved and completed or the Company has not consummated the Contemplated Business Combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and in the best interests of the Company, and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors,

/s/
Chairman and Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary Meeting. If you are a shareholder of record, you may also cast your vote (including virtually) at the Extraordinary Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote (including virtually) at the Extraordinary Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Proposals, and an abstention will have the same effect as voting against the Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary Meeting of Shareholders to be held on January 18, 2024: This notice of meeting and the accompanying proxy statement are available at www.virtualshareholdermeeting.com/     .

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRANSFER AGENT”) BY 5:00 P.M. EASTERN TIME ON JANUARY 16, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) TENDER OR DELIVER YOUR CLASS A ORDINARY SHARES (AND SHARE CERTIFICATE(S) IF APPLICABLE) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED DECEMBER 15, 2023

HCM ACQUISITION CORP
100 First Stamford Place
Suite 330
Stamford, CT 06902

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 18, 2024

An extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of HCM Acquisition Corp (the “Company,” “HCM,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at   10:00 a.m. Eastern time, on January 18, 2024. The Extraordinary Meeting will be held at 100 First Stamford Place, Suite 330, Stamford, CT 06902. For your convenience, we will also webcast the Extraordinary Meeting live via the Internet at www.virtualshareholdermeeting.com/     . At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.
A proposal by special resolution, to amend the Company’s amended and restated memorandum and articles of association (our “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from January 25, 2024 (the “Original Termination Date”) to February 25, 2024 (the “Extended Date”), with the option to elect to extend the date to consummate a business combination on a monthly basis for up to five times by an additional month each time after February 25, 2024, without another shareholder vote, upon two days’ advance notice prior to the applicable deadline, for a total of up to six months to July 25, 2024, unless the closing of a business combination shall have occurred (the “Additional Extension Date” and such proposal, the “Extension Amendment Proposal”).

2.
A proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the amendment and restate that certain Amended and Restated Investment Management Trust Agreement, dated April 20, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to reflect the Extension (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”).

3.
A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Proposals is cross-conditioned on the approval of the others.

The purpose of the Extension Proposal is to (i) allow the Company more time to complete a business combination, which may include its contemplated business combination (the “Contemplated Business Combination”) pursuant to the Business Combination Agreement, dated August 2, 2023, by and among MURANO PV, S.A. DE C.V., a Mexican corporation (the “Target”), Elías Sacal Cababie, an individual (“ESC”), ES Agrupación, S.A. de C.V., a Mexican corporation (the “ESAGRUP” and collectively with ESC, the “Seller”), Murano Global B.V. a private limited liability company under Dutch law (“PubCo”), MPV Investment B.V., a private limited liability company under Dutch law, which is a direct wholly-owned subsidiary of PubCo (“HoldCo”) and Murano Global Cayman, a Cayman Islands exempted company incorporated with limited liability which is a direct wholly-owned subsidiary of PubCo (“New CayCo” and together with the Company, Seller, PubCo and HoldCo, the “Murano Parties”), which was unanimously approved by HCM’s Board of Directors and by the Target’s Board of Directors. While we have entered into a definitive agreement in respect of the Contemplated Business Combination, our board of directors currently believes that there will not be sufficient time before the Original Termination Date to hold a general meeting at which to conduct a vote for shareholder approval of the Contemplated Business Combination and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to five times by an additional month each time after the Extended Date, without another shareholder vote, upon two days’ advance notice prior to the applicable deadline, until the Additional Extension Date, unless the closing of a business combination shall have occurred. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Original Termination Date to the Extended Date, with optional additional extensions up to five (5) times by an additional month each time until the Additional Extension Date, unless the closing of a business combination shall have occurred.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is more fully described herein. You will be able to attend and participate in the Extraordinary Meeting in person or online by visiting www.virtualshareholdermeeting.com/     . See “Questions and Answers about the Extraordinary Meeting — How do I attend the Extraordinary Meeting, and will I be able to ask questions?” for more information.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock or share exchange, asset acquisition, stock purchase, share purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”), which may include the Contemplated Business Combination. Our Amended and Restated Memorandum and Articles of Association currently provides that the Company must redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account if it has not consummated its initial business combination by January 25, 2024. The Company’s board of directors (the “Board”) currently believes that there may not be sufficient time before January 25, 2024 to complete an initial business combination. Accordingly, our Board believes that the Extension is advisable in order to be able to consummate an initial business combination in an orderly fashion. Therefore, our Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing any business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension.

A special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, holders of public shares (each, a “public shareholder”) may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding public shares (a “Redemption Election”), regardless of whether such public shareholder votes on the Proposals. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on January 16, 2024, the date that is two business days prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Deadline”).

Our Board may elect to postpone or abandon the Proposals in its sole discretion up to and until the time of the Extraordinary Meeting.

In no event will the Company proceed with the Extension if the Redemption Elections of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

In particular, if the Board elects to consummate the Contemplated Business Combination prior to January 25, 2024, and the shareholders so authorize such consummation, the Board will likely elect to abandon the Proposals.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Adjournment Proposal.

Our Board has fixed the close of business on December 19, 2023 as the Record Date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to vote at the Extraordinary Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Extraordinary Meeting will be available for 10 days before the Extraordinary Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Extraordinary Meeting.

In connection with the Extension Amendment Proposal, public shareholders may make the Redemption Election, regardless of whether such public shareholders vote on the Proposals. If the Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Contemplated Business Combination, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders that do not make the Redemption Election, would be entitled to have their public shares redeemed for cash if the Company has not completed the Contemplated Business Combination by the Extended Date.

In no event will the Company proceed with the Extension if the Redemption Elections of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals. If the Proposals are approved by the requisite vote of shareholders, the public shareholders that do not make the Redemption Election, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Contemplated Business Combination, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders that do not make the Redemption Election, would be entitled to have their public shares redeemed for cash if the Company has not completed the Contemplated Business Combination by the Extended Date.

The withdrawal of funds from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the $300,330,636.20 (including interest earned on the funds in the Trust Account and not previously released to the Company to pay its taxes) that was in the Trust Account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete the Contemplated Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $      at the time of the Extraordinary Meeting. The closing price of the Class A Ordinary Shares (the “Class A Ordinary Shares” or the “public shares”) on the Nasdaq (the “Nasdaq”) on December 19, 2023, the Record Date of the Extraordinary Meeting, was $     . Accordingly, if the market price were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $      more per share than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if required and approved, will allow our Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before January 25, 2024, as contemplated by our IPO prospectus and in accordance with our Amended and Restated Memorandum and Articles of Association, the Company (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants (as defined below), including the Warrants included in the units (as defined below) sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

HCM Investor Holdings, LLC, a Delaware limited liability company (the “Sponsor”), has agreed to waive its redemption rights with respect to its founder shares (as defined below) and public shares in connection with a shareholder vote to approve an amendment to the Company’s Amended and Restated Memorandum and Articles of Association.

The Sponsor has agreed that it will be liable to us if and to the extent any claims by (A) a third-party (other than our independent registered public accounting firm) for services rendered or products sold to us, or (B) a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriter of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that the Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure that our Sponsor would be able to satisfy those obligations.

If the Proposals are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed at a per-share price equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Contemplated Business Combination on or before the Extended Date. Public shareholders that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Proposals are approved.

Our Board has fixed the close of business on December 19, 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary Meeting. Only record holders of the Company’s ordinary shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary Meeting. On the Record Date, there were there were 14,141,906 outstanding ordinary shares of HCM, including 4,079,406 outstanding public shares. The Company’s Warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the Extraordinary Meeting and the proposals to be voted on at the Extraordinary Meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Contemplated Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the United States Securities and Exchange Commission (the “SEC”) on March 30, 2023, Form 10-Q filed for the quarter ended March 31, 2023 filed with the SEC on May 15, 2023 and Form 10-Q for the quarter ended June 30, 2023 filed with the SEC on August 15, 2023 and the Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 13, 2023, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary Meeting.

The Company is a blank check company incorporated on February 5, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or business entities, which we refer to as our initial business combination. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) because we have no operations and nominal assets consisting almost entirely of cash.

On February 11, 2021, our Sponsor purchased an aggregate of 7,187,500 of the Company’s Class B ordinary shares, par value $0.0001 (the “founder shares” or the “Class B Ordinary Shares”) for an aggregate purchase price of $25,000, or approximately $0.003 per share. On January 5, 2022, we effected a share capitalization in which our Sponsor was issued an additional 2,875,000 Class B Ordinary Shares so that our Sponsor owned an aggregate of 10,062,500 founder shares.

At closing, we consummated an initial public offering of 28,750,000  units (the “units”) at a price of $10.00 per unit generating gross proceeds of $293,250,000 before underwriting discounts and expenses. Each “unit” consists of one Class A ordinary share (a “Class A Ordinary Share”) of the Company at $0.0001 par value and one-half of one redeemable warrant (a “Warrant”). Each whole Warrant entitles the holder to purchase one Class A Ordinary Share at a price of $11.50 per share. Only whole Warrants may be exercised and no fractional Warrants will be issued upon separation of the units and only whole Warrants may be traded. Prior to closing, we completed the private sale (the “private placement”) of an aggregate of 13,000,000 warrants (the “private placement warrants”), to our Sponsor and Cantor Fitzgerald & Co. (“Cantor Fitzgerald”) at a purchase price of $1.00 per private placement warrant, generating gross proceeds to the Company of $13,000,000. The Warrants will become exercisable on the later of 30 days after the completion of the business combination or 12 months from closing, and will expire five years after the completion of the business combination or earlier upon redemption or liquidation. Alternatively, if we do not complete a business combination within 15 months after closing, the Warrants will expire at the end of such period.

We received gross proceeds from the IPO and the sale of the private placement warrants of $287,500,000 and $13,000,000, respectively, for an aggregate of $300,500,000. $293,250,000 of the gross proceeds were deposited in a Trust Account with Continental Stock Transfer and Trust Company (the “Trust Account”). At closing, the remaining $7,250,000 was held outside of the Trust Account, of which $5,000,000 was used to pay underwriting discounts and $2,250,000 was used to pay accrued offering and formation costs, business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. In the future, a portion of interest income on the funds held in the Trust Account may be released to us to pay tax obligations.

Like most blank check companies, our Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of ordinary shares sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is January 25, 2024. Our Board has determined that it is in the best interests of the Company to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date to consummate a business combination from January 25, 2024 to February 25, 2024 in order to allow the Company more time to complete a business combination, with optional additional extensions of up to five (5) times by an additional month each time until the Additional Extension Date, unless the closing of a business combination shall have occurred. Therefore, our Board is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.
Extension Amendment Proposal: To amend by special resolution our Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination from January 25, 2024 to February 25, 2024, with optional additional extensions of up to five (5) times by an additional month each time until the Additional Extension Date, unless the closing of a business combination shall have occurred.

2.
Trust Amendment Proposal: A proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the amendmenet and restatement of the Trust Agreement to reflect the Extension.

3.
Adjournment Proposal: A proposal to approve by ordinary resolution the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

What are the purposes of the Proposals?

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination, which may include the Contemplated Business Combination. Our Amended and Restated Memorandum and Articles of Association currently provides that the Company must redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account if it has not consummated its initial business combination by January 25, 2024. The Board currently believes that there may not be sufficient time before January 25, 2024 to complete an initial business combination. Accordingly, our Board believes that the Extension is advisable in order to be able to consummate an initial business combination in an orderly fashion. Therefore, our Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing any business combination.

Approval of each of the Proposals is a condition to the implementation of the Extension. Our Board may elect to postpone or abandon the Proposals in its sole discretion up to and until the time of the Extraordinary Meeting.

On August 2, 2023, the Company entered into a Business Combination Agreement which provides for a business combination (the “Contemplated Business Combination”) between the Company and the Murano Group. The Company believes Murano Group is a compelling opportunity for the Company’s initial business combination. While the Company has entered into a definitive agreement with the Seller in respect of the Contemplated Business Combination, the Company’s board of directors currently believes that there will not be sufficient time before the Original Termination Date to hold a general meeting at which to conduct a vote for shareholder approval of the Contemplated Business Combination. Accordingly, the Company’s board of directors believes that in order to be able to consummate the Contemplated Business Combination, the Company will need to extend the time available to consummate an initial business combination under the Amended and Restated Memorandum and Articles of Association.

In no event will the Company proceed with the Extension if the Redemption Elections of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

If the Board elects to consummate the Contemplated Business Combination prior to January 25, 2024, and the shareholders so authorize such consummation, the Board will likely elect to abandon the Proposals.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Proposals are approved and the amount remaining in the Trust Account may be only a fraction of the $300,330,636.20 (including interest but less the funds used to pay taxes) that was in the Trust Account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete the Contemplated Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Our Board may elect to abandon the Proposals in its sole discretion up to and until the time of the Extraordinary Meeting.

In no event will the Company proceed with the Extension if the Redemption Elections of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

If any of the Proposals is not approved or is abandoned and the Company has not consummated an initial business combination before January 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete an initial business combination before January 25, 2024.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will be presented at the Extraordinary Meeting only if there are not sufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension.

The initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to the Amended and Restated Memorandum and Articles of Association.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on the Contemplated Business Combination once submitted to the public shareholders (provided that you are a shareholder on the Record Date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Proposals?

Our Board believes the Company’s shareholders will benefit from the Company consummating the Contemplated Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete the Contemplated Business Combination until the Extended Date. The Extension would give the Company the opportunity to complete the Contemplated Business Combination, which our Board believes is in the best interests of the shareholders.

Our Amended and Restated Memorandum and Articles of Association provides that if our shareholders approve an amendment to our Amended and Restated Memorandum and Articles of Association that would modify the substance or timing of the Company’s obligation to redeem the Company’s public shares if the Company does not complete a business combination before January 25, 2024, the Company will provide our public shareholders with the opportunity to redeem all or a portion of their shares of ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding public shares. This Amended and Restated Memorandum and Articles of Association provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the time frame contemplated by the Amended and Restated Memorandum and Articles of Association. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing the Contemplated Business Combination, circumstances warrant providing the Company with additional time to consummate the Contemplated Business Combination.

Our Amended and Restated Memorandum and Articles of Association provides that if our shareholders approve an amendment to our Amended and Restated Memorandum and Articles of Association with respect to any material provisions of the Amended and Restated Memorandum and Articles of Association related to shareholders’ rights or pre-initial business combination activity, the Company will provide our public shareholders with the opportunity to redeem all or a portion of their shares of ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding public shares.

Our Board recommends that you vote in favor of the Proposals but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our shareholders, our Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Proposals or postpone the Extraordinary Meeting?

The Board may elect to postpone or abandon the Proposals in its sole discretion up to and until the time of the Extraordinary Meeting.

In no event will the Company proceed with the Extension if the Redemption Elections of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Notwithstanding shareholder approval of the Proposals or the number of Redemption Elections by our public shareholders, our Board will retain the right to abandon the Proposals or postpone or cancel the Extraordinary Meeting at any time and for any reason without any further action by our shareholders.

In particular, if the Board elects to consummate the Contemplated Business Combination prior to January 25, 2024, and the shareholders so authorize such consummation, the Board will likely elect to abandon the Proposals.

How do the Company insiders intend to vote their shares?

The Company’s initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of all proposals.

The initial shareholders are not entitled to redeem the founder shares or any public shares held by them. The initial shareholders beneficially owned as of the Record Date, and are entitled to vote, 9,987,500 Class A Ordinary Shares and an aggregate of 75,000 Class B Ordinary Shares, which collectively represent 71.2% of the Company’s issued and outstanding ordinary shares.

In addition, the Company’s initial shareholders, directors, executive officers, advisors or their affiliates may purchase shares in privately negotiated transactions or in the open market prior to the Extraordinary Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the Extraordinary Meeting may include a contractual acknowledgment with a selling shareholder that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Proposals. None of the initial shareholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Proposals?

A special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Adjournment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, any public shareholder may redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding public shares.

In no event will the Company proceed with the Extension if the Redemption Elections of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

What vote is required to adopt the Adjournment Proposal?

If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Adjournment Proposal.

What happens if I sell my public shares or units before the Extraordinary Meeting?

The Record Date is earlier than the date of the Extraordinary Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Extraordinary Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary Meeting. If you acquired your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for a Proposal?

If you do not want a Proposal to be approved, you must abstain, not vote, or vote against the Proposal. If the Proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date as described in this proxy statement, the Company has not determined whether it may seek any further extension to consummate its initial business combination, although it may determine to do so in the future. In the event that the Company determines to seek a further extension, the Company would be required to obtain the affirmative vote of two-thirds (2/3) of the Company’s Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, outstanding as of the applicable Record Date, and if such extension request is approved, holders of public shares as of the applicable Record Date may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding public shares.

What happens if one of the Proposals is not approved or is abandoned?

If any of the Proposals is not approved or is abandoned and the Company has not consummated an initial business combination before January 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete an initial business combination before January 25, 2024.

The initial shareholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to the Amended and Restated Memorandum and Articles of Association. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event we wind up.

If the Proposals are approved, what happens next?

If the Proposals are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date, with optional additional extensions of up to five (5) times by an additional month each time until the Additional Extension Date, unless the closing of a business combination shall have occurred.

If the Proposals are approved, the Company will file an Amended and Restated Memorandum and Articles of Association with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law incorporating the amendment set forth in Annex A hereto and execute an amended and restated Trust Agreement in the form of Annex B hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s ordinary shares held by our initial shareholders through the founder shares.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, or if you elect to redeem your shares but withdraw such Redemption Election, then, assuming you are a shareholder as of the record date for voting on the Contemplated Business Combination, you will be able to vote on the business combination once it is submitted to shareholders. You will also retain your right to redeem the public shares then held by you upon consummation of the Contemplated Business Combination, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association, as amended.

When and where is the Extraordinary Meeting?

The Extraordinary Meeting will be held at 10:00 a.m. Eastern time, on January 18, 2024, at 100 First Stamford Place, Suite 330, Stamford, CT 06902. For your convenience, we will also webcast the Extraordinary Meeting live via the Internet at www.virtualshareholdermeeting.com/     . The Company’s shareholders may attend, vote and examine the list of shareholders entitled to vote at the Extraordinary Meeting in person or by visiting www.virtualshareholdermeeting.com/     . and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. The Extraordinary Meeting will be held in virtual meeting format only. You will not be able to attend the Extraordinary Meeting physically.

How do I attend the Extraordinary Meeting, and will I be able to ask questions?

If you are a registered shareholder, you received a proxy card from the Company’s transfer agent. The form contains instructions on how to attend the virtual Extraordinary Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Broadridge Financial Solutions (the “Broadridge”) at the phone number or email address below. Technical support information for the virtual meeting can be found at www.virtualshareholdermeeting.com/     .

To attend the virtual Extraordinary Meeting, enter the following URL address into your browser: www.virtualshareholdermeeting.com/     . Enter your control number, name and email address. You can vote or enter questions in the chat box.

Beneficial holders that own their investments through a bank or broker will need to contact Broadridge to receive a control number. If you plan to vote at the Extraordinary Meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact Broadridge for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the Extraordinary Meeting for processing your control number.

How do I vote?

If you are a holder of record of Company ordinary shares, including those shares held as a constituent part of our units, you may vote either in person (including virtually) at the Extraordinary Meeting or by submitting a proxy for the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary Meeting and vote in person (including virtually) if you have already voted by proxy.

If your shares of Company ordinary shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting. However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Extraordinary Meeting or by voting in person (including virtually) at the Extraordinary Meeting. Attendance at the Extraordinary Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 100 First Stamford Place, Suite 330, Stamford, CT 06902.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Extraordinary Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Proposals requires the affirmative vote of the shareholders holding at least two-thirds (2/3) of the shares of Class A Ordinary Shares and Class B Ordinary Shares outstanding on the Record Date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the Extraordinary Meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the Extraordinary Meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid extraordinary general meeting of the Company. A quorum will be present if the holders of at least a majority of the issued and outstanding shares of the Company on the Record Date, including those shares held as a constituent part of our units, are represented in person (including virtually) or by proxy at the Extraordinary Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (including virtually) at the Extraordinary Meeting. Because all of the proposals to be voted on at the Extraordinary Meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Extraordinary Meeting. If there is no quorum, the presiding officer of the Extraordinary Meeting may adjourn the Extraordinary Meeting to another date.

Who can vote at the Extraordinary Meeting?

Only holders of record of the Company’s ordinary shares, including those shares held as a constituent part of our units, at the close of business on December 19, 2023, are entitled to have their vote counted at the Extraordinary Meeting and any adjournments or postponements thereof. As of the Record Date, 4,079,406 public shares, 9,987,500 Class A Ordinary Shares held by our Sponsor and an aggregate of 75,000 Class B Ordinary Shares held by our independent directors were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the Extraordinary Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary Meeting in person (including virtually), the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting in person (including virtually). However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them or their affiliates of founder shares, Warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers.”

What if I object to the Extension Amendment Proposal, the Trust Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Shareholders do not have appraisal rights in connection with either the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal under Cayman Islands.

What happens to the Company’s Warrants if one of the Proposals is not approved or is abandoned?

If any of the Proposals is not approved or is abandoned and the Company has not consummated an initial business combination before January 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event the Company winds up.

What happens to the Company Warrants if the Proposals are approved?

If the Proposals are approved, the Company will continue its efforts to consummate the Contemplated Business Combination until the Extended Date, with optional additional extensions of up to five (5) times by an additional month each time until the Additional Extension Date, unless the closing of a business combination shall have occurred, and will retain the blank check company restrictions previously applicable to it. The Warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than eighteen (18) months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than twenty-four (24) months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Because the investment of the proceeds will be restricted to these instruments, we believe we will meet the requirements for the exemption provided in Rule 3a-1 promulgated under the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.00 per share on the liquidation of our Trust Account and our Warrants will expire worthless.

How do I redeem my public shares?

If the Extension is implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Extension, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve the Contemplated Business Combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our Amended and Restated Memorandum and Articles of Association, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)
prior to 5:00 p.m. Eastern time, on January 16, 2024 (two business days prior to the scheduled vote at the Extraordinary Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (email: mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time, on January 16, 2024 (two business days before the scheduled vote at the Extraordinary Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Extension and the Redemption Election.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Tendering or delivering share certificates physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender immediately following the deadline to make a Redemption Election. If you delivered your share certificate(s) (if applicable) for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and any of the Proposals is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that any of the Proposals will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent, Continental Stock Transfer & Trust Company, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of ordinary shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary Meeting. The Company has agreed to pay Morrow Sodali a fee of $25,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Extraordinary Meeting?

We will announce preliminary voting results at the Extraordinary Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

HCM Acquisition Corp
100 First Stamford Place
Suite 330
Stamford, CT 06902

You may also contact the Company’s proxy solicitor at:

Morrow Sodali
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: HCMA.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in (i) our final prospectus filed with the SEC on January 24, 2022, (ii) Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 30, 2023, (iii) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 filed with the SEC on May 15, 2023, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 filed with the SEC on August 15, 2023 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, filed with the SEC on November 13, 2023, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

THE EXTRAORDINARY MEETING

Date, Time, Place and Purpose of the Extraordinary Meeting

The Extraordinary Meeting will be held at 10:00 a.m. Eastern time, on January 18, 2024. The Extraordinary Meeting will be held at 100 First Stamford Place, Suite 330, Stamford, CT 06902. For your convenience, we will also webcast the Extraordinary Meeting live via the Internet at www.virtualshareholdermeeting.com/     . At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals.

1.
Extension Amendment Proposal: To amend our Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination from January 25, 2024 to February 25, 2024, with the option to elect to extend the date to consummate a business combination on a monthly basis for up to five times by an additional month each time after February 25, 2024, without another shareholder vote, upon two days’ advance notice prior to the applicable deadline, for a total of up to six months to July 25, 2024, unless the closing of a business combination shall have occurred.

2.
Trust Amendment Proposal: A proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the amendment and restatement of the Trust Agreement to reflect the Extension.

3.
Adjournment Proposal: A proposal to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Extraordinary Meeting if you owned our ordinary shares, including as a constituent part of a unit, at the close of business on December 19, 2023, the Record Date for the Extraordinary Meeting. You will have one vote per share for each share of ordinary shares you owned at that time. Our Warrants do not carry voting rights.

At the close of business on the Record Date, there were 4,079,406 shares of Class A Ordinary Shares subject to redemption and 9,987,500 shares of Class A Ordinary Shares outstanding held by our sponsor and not subject to redemption and 75,000 Class B Ordinary Shares outstanding, each of which entitles its holder to cast one vote per share. The Warrants do not carry voting rights.

Votes Required

A special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Proposals to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the Extraordinary Meeting in person, by proxy, or virtually.

You can vote by proxy by having one or more individuals who will be at the Extraordinary Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Extraordinary Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate       and James Bond to act as your proxy at the Extraordinary Meeting. One of them will then vote your shares at the Extraordinary Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Extraordinary Meeting.

Alternatively, you can vote your shares in person by attending the Extraordinary Meeting (including virtually).

A special note for those who plan to attend the Extraordinary Meeting and vote (including virtually): If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Extraordinary Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary Meeting.

Shareholders that have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at 800-662-5200 (call toll-free) or 203-658-9400 (call collect).

Shareholders that hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Extraordinary Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary Meeting. A proxy may be revoked by filing with the Company Secretary, at HCM Acquisition Corp, 100 First Stamford Place, Suite 330, Stamford, CT 06902, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary Meeting and voting (including virtually).

Simply attending the Extraordinary Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Extraordinary Meeting

Only holders of ordinary shares, their proxy holders and guests the Company may invite may attend the Extraordinary Meeting. If you wish to attend the Extraordinary Meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the shareholders at the Extraordinary Meeting. The Company has agreed to pay Morrow Sodali a fee of $25,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: HCMA.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s shareholders do not have appraisal rights under the Companies Law of the Cayman Islands in connection with the proposals to be voted on at the Extraordinary Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Extraordinary Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary Meeting and with respect to any other matters which may properly come before the Extraordinary Meeting. If other matters do properly come before the Extraordinary Meeting, or at any adjournment(s) of the Extraordinary Meeting, the Company expects that the shares of ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 100 First Stamford Place, Suite 330, Stamford, CT 06902. Our telephone number at such address is (203) 930-2200.

THE PROPOSALS

Background

We are a blank check company incorporated on February 5, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or business entities, which we refer to as our initial business combination. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

Our executive offices are located at 100 First Stamford Place, Suite 330, Stamford, CT 06902 and our telephone number is (203) 930-2200. Our corporate website address is www.hcmacquisition.com.

On February 11, 2021, our Sponsor purchased an aggregate of 7,187,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.003 per share. On January 5, 2022, we effected a share capitalization in which our Sponsor was issued an additional 2,875,000 ordinary shares so that our Sponsor owned an aggregate of 10,062,500 founder shares.

At closing, we consummated an initial public offering of 28,750,000 units at a price of $10.00 per unit generating gross proceeds of $293,250,000 before underwriting discounts and expenses. Each “unit” consists of one Class A Ordinary Share of the Company at $0.0001 par value and one-half of one Warrant. Each whole Warrant entitles the holder to purchase one Class A Ordinary Share at a price of $11.50 per share. Only whole Warrants may be exercised and no fractional Warrants will be issued upon separation of the units and only whole Warrants may be traded. Prior to closing, we completed the private sale (the “private placement”) of an aggregate of 13,000,000 warrants (the “private placement warrants”), to our Sponsor and Cantor Fitzgerald at a purchase price of $1.00 per private placement warrant, generating gross proceeds to the Company of $13,000,000. The Warrants will become exercisable on the later of 30 days after the completion of the business combination or 12 months from closing, and will expire five years after the completion of the business combination or earlier upon redemption or liquidation. Alternatively, if we do not complete a business combination within 15 months after closing, the Warrants will expire at the end of such period.

We received gross proceeds from the IPO and the sale of the private placement warrants of $287,500,000 and $13,000,000, respectively, for an aggregate of $300,500,000. $293,250,000 of the gross proceeds were deposited in the Trust Account. At closing, the remaining $7,250,000 was held outside of the Trust Account, of which $5,000,000 was used to pay underwriting discounts and $2,250,000 was used to pay accrued offering and formation costs, business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. In the future, a portion of interest income on the funds held in the Trust Account may be released to us to pay tax obligations.

On March 11, 2022, we announced that the holders of our units may elect to separately trade the Class A Ordinary Shares and Warrants included in the units commencing on March 14, 2022 on Nasdaq under the symbols “HCMA” and “HCMAW,” respectively. Those units not separated will continue to trade on the Nasdaq under the symbol “HCMAU.”

On April 19, 2023 the Company held an extraordinary general meeting in which the shareholders voted to extend the date by which the Company must consummate an initial business combination from April 25, 2023 to May 25, 2023, with the option to elect to extend the date to consummate a business combination on a monthly basis for up to eight times by an additional month each time after May 25, 2023, without another shareholder vote, for up to a total of nine months to January 25, 2024, upon the deposit the lesser of (i) $0.035 per Class A Ordinary Share or (ii) an aggregate of $145,000 into the Trust Account, for each month of the extension period up to and until January 25, 2024, pro-rated for partial months during the extension period, resulting in a maximum contribution of $1,305,000. In connection with the extraordinary general meeting, the Company’s shareholders elected to redeem an aggregate of 24,670,594 ordinary shares, leaving 4,079,406 shares outstanding.  In connection with the extension, the Sponsor voluntarily converted 9,987,500 Class B ordinary shares of the Company it held as of such date into Class A ordinary shares, bringing the Class A ordinary shares outstanding total to 14,066,906.

On April 22, 2023, the Company withdrew $258,531,801 from the Trust Account in connection with the redemption. As approved by its shareholders at the Extraordinary Meeting, the Company amended its amended and restated memorandum and articles of association (the “Extension Amendment”). The Company filed the Extension Amendment with the Registrar of Companies of the Cayman Islands on April 21, 2023. The Extension Amendment changed the date by which the Company must consummate an initial business combination from April 25, 2023 to May 25, 2023, with the option to elect to extend the date to consummate a business combination on a monthly basis for up to eight times by an additional month each time after May 25, 2023, without another shareholder vote, upon two days’ advance notice prior to the applicable deadline, for a total of up to nine months to January 25, 2024, unless the closing of a business combination shall have occurred. The Company has made eight additional extension payments of $142,779, as of December 23, 2023, bringing the total amount paid into the Trust Account to $    .

Our Charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before January 25, 2024, assuming that the time to complete a business combination is not extended as described in the Charter. The Company is currently in the process of completing its Contemplated Business Combination pursuant to the Business Combination Agreement, dated as of August 2, 2023, as it may be amended, which provides for a business combination between the Company and the Murano Group.

In order to support the extension to consummate a business combination, which may include the Contemplated Business Combination, to the Extended Date or the Additional Extended Date, the Sponsor agrees to deposit the lesser of (i) $      per Class A Ordinary Share or (ii) an aggregate of $      into the Trust Account, for each month of the extension period up to and until July 25, 2024, pro-rated for partial months during the extension period, resulting in a maximum contribution of $     .

The Extension

The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination to the Extended Date. The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete the Contemplated Business Combination.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination.

In the event that we enter into a definitive agreement for an initial business combination prior to the Extraordinary Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.

If any of the Proposals is not approved or is abandoned and the Company has not consummated an initial business combination before January 25, 2024, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete an initial business combination before January 25, 2024.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this proxy statement as Annex A, and a copy of the proposed amended and restated Trust Agreement is attached to this proxy statement as Annex B.

Reasons for the Proposals

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Company must consummate a business combination by January 25, 2024. The purpose of the Extension Amendment is to provide the Company with sufficient time to complete the Contemplated Business Combination, which our Board believes is in the best interest of our shareholders. The Company believes that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing the Company with additional time to consummate the Contemplated Business Combination. Accordingly, since the Company will likely not be able to complete an initial business combination before January 25, 2024, the Company has determined to seek shareholder approval to extend the time for closing a business combination from January 25, 2024 to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s Amended and Restated Memorandum and Articles of Association to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

The Company and its officers and directors agreed that they would not seek to amend any material provisions of the Amended and Restated Memorandum and Articles of Association related to shareholders’ rights or pre-initial business combination activity unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If Any of the Proposals is Not Approved or is Abandoned

Shareholder approval of each of the Proposals is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Our Board will abandon and not implement the Extension unless our shareholders approve each of the Proposals.

If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before January 25, 2024, as contemplated by our IPO prospectus and in accordance with our Amended and Restated Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s Warrants, which will expire worthless in the event any of the Proposals is not approved or is abandoned. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Proposals Are Approved

If the Proposals are approved, the Company will file an Amended and Restated Memorandum and Articles of Association with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law, incorporating the amendment set forth in Annex A hereto and execute an amended and restated Trust Agreement in the form of Annex B hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date, with optional additional extensions of up to five (5) times by an additional month each time until the Additional Extension Date to complete a business combination.

You are not being asked to vote on any business combination including the Contemplated Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on the Contemplated Business Combination in the event one is submitted to the public shareholders (provided that you are a shareholder on the Record Date for a meeting to consider the Contemplated Business Combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Proposals are approved, and the amount remaining in the Trust Account may be only a fraction of the $300,330,636.20 (including interest but less the funds used to pay taxes) that was in the Trust Account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete the Contemplated Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Our Board may elect to abandon the Proposals in its sole discretion up to and until the time of the Extraordinary Meeting.

In no event will the Company proceed with the Extension if the Redemption Elections of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Redemption Rights

If the Proposals are approved, and the Extension is implemented, each public shareholder may elect to redeem all of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding public shares. Our Board may elect to abandon the Proposals in its sole discretion up to and until the time of the Extraordinary Meeting.

In no event will the Company proceed with the Extension if the Redemption Elections of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

If the Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association, as amended. In addition, public shareholders that vote for the Proposals and do not make the Redemption Election, would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME, ON JANUARY 16, 2024 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE IMPLEMENTATION OF THE EXTENSION AND THE REDEMPTION ELECTION.

Pursuant to our Amended and Restated Memorandum and Articles of Association, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m. Eastern time on January 16, 2024 (two business days prior to the scheduled vote at the Extraordinary Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (email: mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Each public shareholders may elect to redeem all of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and any of the Proposals is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that any of the Proposals will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding public shares. Based on the amount in the Trust Account as of the Record Date, this would amount to approximately $      per share. The closing price of the public shares on the Nasdaq on December 19, 2023, the Record Date, was $     . Accordingly, if the market price were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $      more per share than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on January 16, 2024 (two business days before the scheduled vote at the Extraordinary Meeting). The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Redemption Withdrawal Procedures

Our Board may elect to abandon the Proposals in its sole discretion up to and until the time of the Extraordinary Meeting.

In no event will the Company proceed with the Extension if the Redemption Elections of our public shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Proposals.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•
If any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before January 25, 2024, in accordance with our Amended and Restated Memorandum and Articles of Association, the 9,987,500 Class A Ordinary Shares held by the Sponsor and 75,000 Class B Ordinary Shares held by our independent directors that we initially issued to the Sponsor in exchange for an aggregate capital contribution of $25,000, or approximately $0.003 per share, will be worthless (as the initial shareholders have waived liquidation rights with respect to such shares).

•
If any of any of the Proposals is not approved or is abandoned and the Company does not consummate an initial business combination before January 25, 2024, in accordance with our Amended and Restated Memorandum and Articles of Association, the 13,000,000 private placement warrants purchased by the Sponsor and the underwriter for an aggregate investment of $13,000,000, or $1.00 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of approximately $456,300 based on the closing price for the public warrants of $      on the Nasdaq on the Record Date;

•
As a result, if an initial business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A Ordinary Shares has lost significant value. On the other hand, if any of the Proposals is not approved or is abandoned and the Company liquidates and dissolves without completing its initial business combination before January 25, 2024, the initial shareholders will lose their entire investment in us;

•
The Sponsor has agreed that it will be liable to us if and to the extent any claims by (A) a third-party (other than our independent registered public accounting firm) for services rendered or products sold to us, or (B) a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriter of this offering against certain liabilities, including liabilities under the Securities Act;

•
All rights specified in the Amended and Restated Memorandum and Articles of Association relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved or is abandoned and the Company liquidates and dissolves, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
All current members of our Board are expected to continue to serve as directors at least through the date of the Extraordinary Meeting to approve a business combination, and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

•
The Company’s executive officers and directors, and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates, are awaiting reimbursement.

Additionally, if the Proposals are approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of public shares (i) with respect to the Proposals and (ii) whose public shares are redeemed for cash if the Proposals are approved and the Extension is implemented, with optional additional extensions of up to five (5) times by an additional month each time until the Additional Extension Date, unless the closing of a business combination shall have occurred. This discussion applies only to U.S. holders and Non-U.S. holders that hold public shares as “capital assets” within the meaning of Section 1221 of the Code (as defined below) (generally, property held for investment). This discussion is based on provisions of the Internal Revenue Code (the “Code”), Treasury Regulations promulgated thereunder (“Treasury Regulations”), rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:

•	our Sponsor, founders, officers or directors;

•	banks and other financial institutions;

•	mutual funds;

•	insurance companies;

•	brokers or dealers in securities, currencies or commodities;

•	dealers or traders in securities subject to a mark-to-market method of accounting;

•	regulated investment companies and real estate investment trusts;

•	retirement plans, individual retirement accounts and other deferred accounts;

•	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

•	persons holding public shares as part of a “straddle,” hedge, constructive sale, or other integrated or conversion transaction or similar transaction;

•	U.S. holders whose functional currency is not the U.S. dollar;

•
Partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	expatriated entities subject to Section 7874 of the Code;

•	persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

•	persons subject to any alternative minimum tax;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	holders owning or treated as owning 5% or more of our public shares (by vote or value);

•	grantor trusts; and

•	controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax considerations) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships and partners in partnerships holding public shares should consult their tax advisors as to the particular tax consequences to them of the redemption of public shares.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR SHAREHOLDER WILL DEPEND ON THE SHAREHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU OF A REDEMPTION OF YOUR PUBLIC SHARES IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder that does not elect to redeem its public shares if the Proposals are approved and the Extension is implemented will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Proposals.

Tax Treatment of Redeeming Shareholders

Subject to the PFIC rules discussed below, in the event that a holder’s public shares are redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “The Proposals — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares under Section 302 of the Code, a holder generally will be treated as receiving a corporate distribution with the material U.S. federal income tax consequences to a U.S. holder generally as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences to a Non-U.S. holder generally as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”

Whether a redemption of a holder’s public shares qualifies for sale treatment will depend largely on the total number of shares treated as held, directly, indirectly or constructively, by such redeemed holder before and after the redemption (including any shares treated as held by such holder under applicable constructive ownership rules, including any shares constructively owned by the holder as a result of owning public warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s public shares generally will be treated as a sale of public shares by such holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares actually owned by the holder, but also shares that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares that the holder has a right to acquire pursuant to the exercise of an option, which would generally include public shares that could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the holder immediately following the redemption of such holder’s public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a holder’s interest if either (i) all of the shares actually and constructively owned by the holder are redeemed or (ii) all of the shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other shares. The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of a holder’s public shares will be treated as a corporate distribution to the redeemed holder and the material U.S. federal income tax consequences of the redemption to such holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to such holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed public shares will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, to the holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

A holder of public shares should consult its tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of public shares that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such amount will be includable in gross income by such U.S. holder who actually or constructively receives the distribution in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. Dividends will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends from other domestic corporations. Subject to the PFIC rules described below, distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the public shares and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

With respect to non-corporate U.S. holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate only if the public shares are readily tradable on an established securities market in the United States, the Company is not treated as a PFIC at the time the dividend was paid or in the preceding year and provided certain holding period requirements are met. It is unclear whether the redemption rights with respect to our public shares may suspend the running of the applicable holding period for this purpose.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

We may be considered a PFIC for the current year, depending on the makeup of our income and assets for U.S. federal income tax purposes, as well as the makeup of our income and assets after the close of our initial business combination. No assurances can be made with respect to our status as a PFIC for the current taxable year or any future taxable year.

Although our PFIC status is determined annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. holder who held public shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of our public shares and the U.S. holder did not make either a timely and valid qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) public shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. holder on the sale or other disposition of its public shares (which may include gain realized by reason of transfer of public shares that would otherwise qualify as nonrecognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. holder (generally, any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the public shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the public shares).

Under these rules:

•	the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for the public shares;

•
the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. holder with respect to the tax attributable to each such other taxable year of the U.S. holder.

In general, if we are determined to be a PFIC, a U.S. holder may avoid the PFIC tax consequences described above in respect of our public shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends. A U.S. holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. holder must receive a PFIC Annual Information Statement from us. If we determine we are a PFIC for any taxable year, upon written request, we will endeavor to provide to a U.S. holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. holder has made a QEF election with respect to our public shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our public shares generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. holder of our public shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. holder. The tax basis of a U.S. holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. holder will not be subject to the QEF inclusion regime with respect to our public shares for such taxable year.

Alternatively, if we are a PFIC and our public shares constitute “marketable stock,” a U.S. holder may avoid the adverse PFIC tax consequences discussed above if such U.S. holder, at the close of the first taxable year in which it holds (or is deemed to hold) our public shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its public shares at the end of such year over its adjusted basis in its public shares. The U.S. holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its public shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its public shares will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq (on which we intend to list the public shares), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the ordinary shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our public shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a U.S. holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide such required information. U.S. holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.

A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. holders of our public shares are urged to consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.

Non-U.S. Holders

This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” means a beneficial owner of public shares that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Taxation of Redemption as a Distribution

If the redemption of a Non-U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), such dividend will generally not be subject to U.S. federal income or withholding tax. Distributions in excess of our current and accumulated earnings and profits and that exceed the Non-U.S. holder’s adjusted tax basis in its public shares will similarly not be generally subject to U.S. federal income or withholding tax unless effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder).

Dividends paid to a Non-U.S. holder that are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Taxation of Redemption as a Sale of Public Shares

If the redemption of a Non-U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•	the Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the Non-U.S. holder, provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. holders or Non-U.S. holders in connection with a redemption of public shares.

Backup withholding of tax (currently at a rate of 24%) generally will apply to cash payments to which a U.S. holder is entitled in connection with a redemption of public shares, unless the U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption. A Non-U.S. holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF A REDEMPTION OF THEIR PUBLIC SHARES TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

Required Vote

A special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Adjournment Proposal.

All of the Company’s initial shareholders are expected to vote any ordinary shares owned by them in favor of the Proposals. The initial shareholders beneficially owned as of the Record Date, and are entitled to vote, 9,987,500 Class A Ordinary Shares and 75,000 Class B Ordinary Shares, , representing an aggregate of 71.% of the Company’s issued and outstanding ordinary shares.

In addition, the Company’s initial shareholders, directors, executive officers, advisors or their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to or following the Extraordinary Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the Extraordinary Meeting may include a contractual acknowledgment with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the initial shareholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Full Text of the Resolutions

Please see Annex A for the full text of the resolutions to be proposed at the Extraordinary Meeting in respect of the Extension Amendment Proposal and the Trust Amendment Proposal which includes the proposed amendment to the Amended and Restated Memorandum and Articles of Association and the Trust Agreement.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Proposals are in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Proposals.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Proposals. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Required Vote

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Adjournment Proposal. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or in person (including virtually) at the Extraordinary Meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Full Text of the Resolutions

Please see Annex A for the full text of the resolutions to be proposed at the Extraordinary Meeting in respect of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of December 19, 2023, the Record Date of the Extraordinary Meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

As of the Record Date, there were a total of 14,141,906 ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
HCM Investor Holdings, LLC(3)	9,987,500	70.6%
Shawn Matthews	9,987,500	70.6%
James Bond	—	—
Jacob Loveless(4)(2)	25,000	—
Steven Bischoff(4)(2)	25,000	—
David Goldfarb(4)(2)	25,000	—
All directors and officers as a group	10,062,500	71.2%

(1)	Unless otherwise indicated, the business address of each of the individuals is 100 First Stamford Place, Suite 330, Stamford, CT 06902.

(2)	Interests shown consist solely of Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares at the time of our initial business combination.

(3)
Our Sponsor is the record holder of such shares. Mr. Matthews, our Chairman and Chief Executive Officer, is the managing member of our Sponsor. As such, each of the sponsor and Mr. Matthews may be deemed to share beneficial ownership of the ordinary shares held directly by our Sponsor. Mr. Matthews disclaims any beneficial ownership of the ordinary shares held directly by our Sponsor, and disclaims any beneficial ownership of such shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.  Excludes 1,250,000 Class A Ordinary Shares that the Sponsor has agreed to forfeit in connection with the Closing of the Business Combination pursuant to the Sponsor Support Agreement.

(4)	Our Sponsor transferred 25,000 founder shares to each of our independent directors at the closing of the IPO.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address that wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 100 First Stamford Place, Suite 330, Stamford, CT 06902.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

HCM Acquisition Corp
100 First Stamford Place
Suite 330
Stamford, CT 06902

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: HCMA.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Extraordinary Meeting, you must make your request for information no later than January 11, 2024 (one week prior to the date of the Extraordinary Meeting).

Annex A

HCM ACQUISITION CORP
(THE “COMPANY”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Amendment Proposal

It is resolved as a special resolution that the Amended and Restated Memorandum and Articles of Association of HCM Acquisition Corp shall be amended by deleting Article 49.7 and Article 49.8 in its entirety and replacing it with the following

“49.7 In the event that the Company does not consummate a Business Combination by February 25, 2024, (or by July 25, 2024, if applicable under the provisions of Article 49.8) from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

49.8 In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by February 25, 2024 (or by July 25, 2024, if applicable under the provisions of this Article 49.8) from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles; or

(b)  with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by February 25, 2024, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to five times by an additional one month each time after such date, by resolution of the Directors until July 25, 2024 from the closing of the IPO.”

Trust Amendment Proposal

“It is resolved by an affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, that the amendment and restatement of the Investment Management Trust Agreement, dated April 20, 2023 by and between the Company and Continental Stock Transfer & Trust Company, pursuant to an amendment and restatement of the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved.”

Adjournment Proposal

“It is resolved as an ordinary resolution to direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.”
A-1

Annex B

FORM OF SECOND AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS SECOND AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT is made effective as of [   ] (as amended, supplemented or otherwise modified from time to time, this “Agreement”), by and between HCM Acquisition Corp, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”) and amends and restates in its entirety that certain Investment Management Trust Agreement, dated as of April 20, 2023, by and between the Company and the Trustee (the “Existing Agreement”).

WHEREAS, the Company’s registration statement on Form S-1, File No. 333-253673 (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering (the “Offering”) of the Company’s units (the “Units”), each of which consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share, was declared effective on April 20, 2023 by the U.S. Securities and Exchange Commission;

WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Cantor Fitzgerald & Co., as underwriter (the “Underwriter”) named therein, which has been amended by a letter agreement between the Company and the Underwriter, dated March 13, 2023;

WHEREAS, as described in the Prospectus, $293,250,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) was delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Ordinary Shares included in the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee (and any interest subsequently earned thereon) is referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property are referred to herein as the “Public Shareholders” and the Public Shareholders and the Company are referred to herein together as the “Beneficiaries”);

WHEREAS, pursuant to the Underwriting Agreement, as amended, a portion of the Property equal to $3,000,000 is attributable to deferred underwriting discounts and commissions that will be payable by the Company to the Underwriters upon the consummation of the Business Combination (as defined below) (the “Deferred Discount”);

WHEREAS, at a special meeting of the Company’s stockholders held on January 18, 2024 (the “Special Meeting”), the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) from January 25, 2024 to February 25, 2024 and to give the Sponsor the right to further extend the Combination Period beyond February 25, 2024 up to five (5) times for an additional one (1) month each time to July 25, 2024 upon the deposit into the Trust Account of the lesser of (i) $      per Class A Share held by Public Shareholders or (ii) an aggregate of $      for each calendar month; and (ii) a proposal to amend the Trust Agreement to make a corresponding change;

WHEREAS, on April 20, 2023, the Company and the Trustee entered into the Existing Agreement setting forth the terms and conditions pursuant to which the Trustee shall hold the Property; and

WHEREAS, the Company and the Trustee desire to enter into this Agreement which shall amend and restate the Existing Agreement in its entirety.

NOW THEREFORE, IT IS AGREED:

1. Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(i) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee in the United States at J.P. Morgan Chase Bank, N.A. (or at another U.S. chartered commercial bank with consolidated assets of $100 billion or more) in the United States, maintained by the Trustee and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;

(ii) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(iii) In a timely manner, upon the written instruction of the Company, invest and reinvest the Property only in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company; it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder; and while account funds or invested or uninvested, the Trustee may earn bank credits or other consideration;

(iv) Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(v) Promptly notify the Company and the Representatives of all communications received by the Trustee with respect to any Property requiring action by the Company;

(vi) Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;

(vii) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(viii) Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;

(ix) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and, in the case of the Termination Letter attached hereto as Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) February 25, 2024, (2) such later date with respect to up to five one-month extensions (the “Optional Extensions”) until July 25, 2024 if the Sponsor elects to exercise, in its sole discretion, an Optional Extension; provided that the Sponsor deposits into the Trust Account the lesser of (i) $      per Class A Share held by Public Shareholders or (ii) an aggregate of $      for each such calendar month (the “Additional Contribution”) on or prior to the applicable Business Combination deadline and (3) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached hereto as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;

(x) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to cover any tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the Property, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority, so long as there is no reduction in the principal amount per share initially deposited in the Trust Account; provided, however, that, to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;

(xi) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute to the remitting brokers on behalf of Public Shareholders redeeming Ordinary Shares the amount required to pay redeemed Ordinary Shares from Public Shareholders pursuant to the Company’s amended and restated memorandum and articles of association; and

(xii) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(ix), (x) or (xi) above.

2. Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(i) Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company. In addition, except with respect to its duties under Sections 1(ix), (x) or (xi), the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(ii) Subject to Section 4, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(ii), it shall notify the Company in writing of such claim (an “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided, however, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;

(iii) Pay the Trustee the fees set forth on Schedule A hereto, including an initial acceptance fee, annual administration fee and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(ix) through 1(xi). The Company shall pay the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Offering. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(iii) and as may be provided in Section 2(ii);

(iv) In connection with any vote of the Company’s shareholders regarding a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the general meeting verifying the vote of such shareholders regarding such Business Combination;

(v) Provide the Representatives with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;

(vi) Unless otherwise agreed between the Company and the Representatives, ensure that any Instruction Letter (as defined in Exhibit A) delivered in connection with a Termination Letter in the form of Exhibit A expressly provides that the Deferred Discount is paid directly to the account or accounts directed by the Representatives on behalf of the Underwriters prior to any transfer of the funds held in the Trust Account to the Company or any other person;

(vii) Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement;

(viii) If the Company seeks to amend any provisions of its amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Ordinary Shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of the Ordinary Shares if the Company does not complete its initial Business Combination within the time period set forth therein or (B) with respect to any other provision relating to the rights of holders of the Ordinary Shares (in each case, an “Amendment”), the Company will provide the Trustee with a letter (an “Amendment Notification Letter”) in the form of Exhibit D providing instructions for the distribution of funds to Public Shareholders who exercise their redemption option in connection with such Amendment; and

(ix) Within five (5) business days after the Underwriters exercise their option to purchase additional units (or any unexercised portion thereof) or such option to purchase additional units expires, provide the Trustee with a notice in writing of the total amount of the Deferred Discount.

3. Limitations of Liability. The Trustee shall have no responsibility or liability to:

(i) Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;

(ii) Take any action with respect to the Property, other than as directed in Section 1, and the Trustee shall have no liability to any third party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;

(iii) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(iv) Change the investment of any Property, other than in compliance with Section 1;

(v) Refund any depreciation in principal of any Property;

(vi) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(vii) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(viii) Verify the accuracy of the information contained in the Registration Statement;

(ix) Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;

(x) File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;

(xi) Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, tax obligations, except pursuant to Section 1(x); or

(xii) Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(ix), 1(x) or 1(xi).

4. Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(ii) or Section 2(iii), the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.

5. Termination. This Agreement shall terminate as follows:

(i) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(ii) At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(ix) and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(ii).

6. Miscellaneous.

(i) The Company and the Trustee each acknowledge that the Trustee shall follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.

(ii) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(iii) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Section 1(ix), 1(x) and 1(xi) (which sections may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class; provided, however, that no such amendment will affect any Public Shareholder who has properly elected to redeem his or her Ordinary Shares in connection with a shareholder vote to amend this Agreement to modify the substance or timing of the Company’s obligation to provide for the redemption of the Public Shares in connection with an initial Business Combination or an Amendment or to redeem 100% of its Ordinary Shares if the Company does not complete its initial Business Combination within the time frame specified in the Company’s amended and restated memorandum and articles of association), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.

(iv) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(v) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by electronic mail:

if to the Trustee, to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Francis Wolf and Celeste Gonzalez
E-mail: fwolf@continentalstock.com
cgonzalez@continentalstock.com

if to the Company, to:

HCM Acquisition Corp
100 First Stamford Place, Suite 330
Stamford, CT 06902
Attention: Shawn Matthews, Chief Executive Officer
E-mail: smatthews@hondiuscapital.com

in each case, with copies to:

King & Spalding LLP
1185 Avenue of the Americas, 34th Floor
New York, NY 10036
Attention: Kevin Manz
E-mail: kmanz@kslaw.com

and

Cantor Fitzgerald & Co.
499 Park Avenue
New York, New York 10022
Attention: General Counsel
Facsimile: (212) 829-4708

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105
Attention: Stuart Neuhauser
E-mail: sneuhauser@egsllp.com

(vi) Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(vii) This Agreement is the joint product of the Trustee and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(viii) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(ix) Each of the Company and the Trustee hereby acknowledges and agrees that each of the Representatives on behalf of the Underwriters is a third-party beneficiary of this Agreement.

(x) Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.

[Signature Page Follows]

[Signature Page to Second Amended and Restated Investment Management Trust Agreement— HCM Acquisition Corp]

IN WITNESS WHEREOF, the parties have duly executed this Second Amended and Restated Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY,

as Trustee

By:
	Name:	Francis Wolf
	Title:	Vice President

HCM ACQUISITION CORP

By:
Name:
	Title:	Chairman and Chief Executive Officer

SCHEDULE A

TRUSTEE’S FEES

Fee Item	Time and method of payment	Amount
Initial acceptance fee	Initial closing of the Offering by wire transfer	$3,500.00
Annual fee	First year, initial closing of the Offering by wire transfer; thereafter on the anniversary of the closing date of the Offering by wire transfer or check	$10,000.00
Transaction processing fee for disbursements to the Company pursuant to Sections 1(i), (j) and (k)	Billed by the Trustee to the Company pursuant to Section 1	$250.00
Paying Agent services as required pursuant to Sections 1(i) and (k)	Billed to the Company upon delivery of service pursuant to Sections 1(i) and (k)	Prevailing rates

EXHIBIT A

HCM Acquisition Corp
100 First Stamford Place, Suite 330
Stamford, CT 06902

[•], 2024

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004

Attention:	Francis Wolf and Celeste Gonzalez

Re: Trust Account – Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(ix) of the Second Amended and Restated Investment Management Trust Agreement, dated as of [   ] (as amended, supplemented or otherwise modified from time to time, the “Trust Agreement”), by and between HCM Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), this is to advise you that the Company has entered into an agreement with     (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about [insert date]. The Company shall notify you at least seventy-two (72) hours (or such shorter period as you may agree) in advance of the actual date of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence the liquidation of all of the assets of the Trust Account and to transfer the proceeds to the trust operating account at JPMorgan Chase Bank N.A. to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date (including as directed to it by the Representatives with respect to the Deferred Discount). It is acknowledged and agreed that, while the funds are on deposit in the trust operating account at JPMorgan Chase Bank N.A. awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date, (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated or will be consummated concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”) and (ii) the Company shall deliver to you (a) [an affidavit] [a certificate] of the Chief Executive Officer or the Chief Financial Officer of the Company, which verifies that the Business Combination has been approved by a vote of the Company’s shareholders, if a vote is held and (b) a joint written instruction signed by the Company and the Representatives with respect to the transfer of the funds held in the Trust Account, including payment of amounts owed to public shareholders who have properly exercised their redemption rights and payment of Deferred Discount to the account or accounts directed by the Representatives from the Trust Account (the “Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and the Company has not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(iii) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such written instruction as soon thereafter as possible.

Very truly yours,

HCM ACQUISITION CORP

By:
	Name:	Shawn Matthews
	Title:	Chairman and Chief Executive Officer

Agreed and acknowledged:

CANTOR FITZGERALD & CO.

By:
Name:
Title:

EXHIBIT B

HCM Acquisition Corp
100 First Stamford Place, Suite 330
Stamford, CT 06902

[•], 2024

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004

Attention:	Francis Wolf and Celeste Gonzalez

Re: Trust Account – Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(ix) of the Second Amended and Restated Investment Management Trust Agreement, dated as of [   ] (as amended, supplemented or otherwise modified from time to time, the “Trust Agreement”), by and between HCM Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Business within the time frame specified in the Company’s amended and restated memorandum and articles of association, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected     as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the paying agent of record and, in your separate capacity as paying agent, agree to distribute said funds directly to the Public Shareholders in accordance with the terms of the Trust Agreement and the amended and restated memorandum and articles of association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(ix) of the Trust Agreement.

* * * * *

Very truly yours,

HCM ACQUISITION CORP

By:
	Name:	Shawn Matthews
	Title:	Chairman and Chief Executive Officer

cc: Cantor Fitzgerald & Co.

EXHIBIT C

HCM Acquisition Corp
100 First Stamford Place, Suite 330
Stamford, CT 06902

[•], 2024

Continental Stock Transfer & Trust Company,
1 State Street, 30th Floor,
New York, New York 10004,

Attention:	Francis Wolf and Celeste Gonzalez

Re: Trust Account – Tax Payment Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(x) of the Second Amended and Restated Investment Management Trust Agreement, dated as of [   ] (as amended, supplemented or otherwise modified from time to time, the “Trust Agreement”), by and between HCM Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), the Company hereby requests that you deliver to the Company $    of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

* * * * *

Very truly yours,

HCM ACQUISITION CORP

By:
Name:
	Title:	Chairman and Chief Executive Officer

cc: Cantor Fitzgerald & Co.

EXHIBIT D

HCM Acquisition Corp
100 First Stamford Place, Suite 330
Stamford, CT 06902

[•], 2024

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004

Attention:	Francis Wolf and Celeste Gonzalez

Re: Trust Account – Working Capital Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(xi) of the Second Amended and Restated Investment Management Trust Agreement, dated as of [   ] (as amended, supplemented or otherwise modified from time to time, the “Trust Agreement”), by and between HCM Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), the Company hereby requests that you deliver to the Company $    of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Shareholders who have properly elected to have their Ordinary Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Ordinary Shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of the Ordinary Shares if the Company does not complete its initial Business Combination within the time period set forth therein or (B) with respect to any other provision relating to the rights of holders of the Ordinary Shares. As such. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating trust account at:

[WIRE INSTRUCTION INFORMATION]

* * * * *

Very truly yours,

HCM ACQUISITION CORP

By:
Name:
	Title:	Chairman and Chief Executive Officer

cc: Cantor Fitzgerald & Co.

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004

Attn:	Francis Wolf & Celeste Gonzalez

Re: Trust Account Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between HCM Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company, dated as of January 25, 2022 (the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from             to             (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the applicable Business Combination deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

HCM Acquisition Corp.

By:
Name:
	Title:	Chairman and Chief Executive Officer

cc: Cantor Fitzgerald & Co.